   As filed with the Securities and Exchange Commission on December 24, 1997
                             REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                              ___________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                              ___________________

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
            (Exact name of Registrant as specified in its charter)
                             ___________________

                Delaware                               68-0239619
        ------------------------          -------------------------------------
        (State of Incorporation)          (I.R.S. Employer Identification No.)

                             100 BLUE RAVINE ROAD
                           FOLSOM, CALIFORNIA 95630
  (Address, including zip code, of Registrant's principal executive offices)

                             ___________________

                            1994 STOCK OPTION PLAN
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plan)

                              ___________________

                            PHILIP N. CARDMAN, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                             100 BLUE RAVINE ROAD
                           FOLSOM, CALIFORNIA 95630
                                (916) 353-2400
(Name, address, and telephone number, including area code, of agent for service)

                             ___________________

                                  Copies to:
                              CHRIS FENNELL, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (650) 493-9300

                             ___________________

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                              PROPOSED            PROPOSED
                                                              MAXIMUM              MAXIMUM
      TITLE OF EACH CLASS                AMOUNT               OFFERING            AGGREGATE            AMOUNT of
        OF SECURITIES TO                  TO BE                PRICE              OFFERING           REGISTRATION
         BE REGISTERED                 REGISTERED            PER SHARE              PRICE               FEE(1)
------------------------------------------------------------------------------------------------------------------
Common Stock,
  $0.001 par value..............   3,800,000 shares        $     9.344         $35,507,200.00       $10,474.63
==================================================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on December 22, 1997.

================================================================================

     The contents of the Registrant's Form S-8 Registration Statement Nos. 333-00986 and 333-18189, as filed with the Commission on February 5, 1996 and December 19, 1996, respectively, and the Registrant's Post-Effective Amendment No. 1 to Form S-8 Registration Statement Nos. 333-00986 and 333-18189, as filed with the Commission on February 21, 1997, are incorporated herein by reference.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.
         --------

Exhibit
Number      Document
-------     --------
  4.1*      1994 Stock Option Plan, as amended, and form of agreement

  4.2* 1995 Employee Stock Purchase Plan, as amended, and form of agreement

  5.1       Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
            Corporation.

 23.1       Independent Auditor's Consent

 23.2       Consent of Counsel (contained in Exhibit 5.1).

 24.1       Power of Attorney (see page 3).

___________________
* Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-K for the fiscal year ended June 30, 1997, File No. 0-27306, as filed with the Securities and Exchange Commission on September 29, 1997.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Objective Systems Integrators, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Folsom, State of California, on this 24th day of December, 1997.


                                       OBJECTIVE SYSTEMS INTEGRATORS, INC.

                                       By:  /s/ Philip N. Cardman
                                            ------------------------------
                                            Philip N. Cardman
                                            Vice President, General Counsel
                                            and Secretary

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Tom L. Johnson, Richard G. Vento and Philip N. Cardman his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

               SIGNATURE                               TITLE                           DATE
               ---------                               -----                           ----

/s/ Tom L. Johnson                           Co-Chairman of the Board of          December 24, 1997
---------------------------------------      Directors and Co-Chief
(Tom L. Johnson)                             Executive Officer (Principal)
                                             Executive Officer)

/s/ Richard G. Vento
---------------------------------------      Co-Chairman of the Board of          December 24, 1997
(Richard G. Vento)                           Directors and Co-Chief
                                             Executive Officer (Principal)
                                             Executive Officer)

/s/ David M. Allen
---------------------------------------      Vice President, Finance and          December 24, 1997
(David M. Allen)                             Administration, and Chief
                                             Financial Officer (Principal
                                             Financial and Accounting
                                             Officer)

/s/ George F. Schmitt
---------------------------------------      Director                             December 24, 1997
(George F. Schmitt)


/s/ Jonathan B. Shantz
---------------------------------------      Director                             December 24, 1997
(Jonathan B. Shantz)

/s/ Kornel Terplan, Ph.D.
---------------------------------------      Director                             December 24, 1997
(Kornel Terplan, Ph.D.)



                               INDEX TO EXHIBITS

                                                                                SEQUENTIALLY
EXHIBIT                                                                           NUMBERED
NUMBER                                EXHIBIT                                       PAGE
-------                               -------                                   ------------
  4.1*      1994 Stock Option Plan, as amended, and form of agreement.......
  4.2*      1995 Employee Stock Purchase Plan, as amended, and form of agreement.......................................................
  5.1       Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
            Corporation.....................................................
 23.1       Independent Auditor's Consent...................................
 23.2       Consent of Counsel (included in Exhibit 5.1)....................
 24.1       Power of Attorney (see page 3)...............................

_____________________
* Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-K for the fiscal year ended June 30, 1997, File No. 0-27306, as filed with the Securities and Exchange Commission on September 29, 1997.